[PIONEER LOGO]

Pioneer
Equity-Income
Fund

ANNUAL REPORT 10/31/97

Table of Contents
-------------------------------------------------------------------------------

Letter from the Chairman                                                     1

Portfolio Summary                                                            2

Performance Update                                                           3

Portfolio Management Discussion                                              6

Schedule of Investments                                                      9

Financial Statements                                                        15

Notes to Financial Statements                                               21

Report of Independent Public Accountants                                    25

Trustees, Officers and Service Providers                                    26

The Pioneer Family of Mutual Funds                                          27

Retirement Plans from Pioneer                                               28

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Pioneer Equity-Income Fund

LETTER FROM THE CHAIRMAN 10/31/97

Dear Shareowner,
-------------------------------------------------------------------------------
I am pleased to introduce this report for Pioneer Equity-Income Fund, covering its seventh fiscal year, ended October 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

As we neared the end of your Fund's fiscal year, the world's stock markets demonstrated unprecedented volatility. In the United States, we saw the Dow Jones Industrial Average take a break from its exhilarating upward climb to experience - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Elsewhere, Asian markets plunged suddenly, after languishing for several months as they digested currency and economic changes. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

What does all of this fast-paced change mean? First, it was a reminder that investors' emotions can significantly move markets, both directly and indirectly. But the most important lesson offered was the value of discipline. Late October offered a clear example of how difficult, if not impossible, it is for anyone to "time the market" - to buy only when prices are lowest and sell only when prices are highest. We have always advocated buying a stock because you want to invest in a business, at a price that makes sense given a realistic outlook for the company's prospects. We also believe in holding a stock until its price rises to what we think is its full value, or we have reason to believe it won't meet our expectations. Market swings are always unnerving but they don't distract us, and shouldn't distract you, from long-term strategies designed to meet long-term goals.

I encourage you to read on to learn more about Pioneer Equity-Income Fund. Please contact your investment professional, or Pioneer at 1-800-225-6292, if you have questions about your Fund.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

                                                                               1
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Pioneer Equity-Income Fund
PORTFOLIO SUMMARY 10/31/97

P o r t f o l i o  D i v e r s i f i c a t i o n
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]
Short-Term Cash Equivalents     0.2%
U.S. Convertible Securities     1.2%
U.S. Common Stocks             98.6%


S e c t o r  D i s t r i b u t i o n
----------------------------------------------------------------------------
(As a percentage of equity holdings)

[pie chart]
Capital Goods                     4%
Technology                        5%
Consumer Durables                 5%
Energy                            9%
Consumer Non-Durables             9%
Services                         10%
Basic Industries                 10%
Financial                        22%
Utility                          26%


1 0  L a r g e s t  H o l d i n g s
----------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Schering-Plough Corp.      4.33%      6. The May Department           2.23%
                                             Stores Co.
 2. Ford Motor Co.             3.06       7. Ameritech Corp.              2.23
 3. American National          2.74       8. Amoco Corp.                  2.20
    Insurance Co.
 4. SBC Communications, Inc.   2.72       9. Old Kent Financial Corp.     2.01
 5. Phelps Dodge Corp.         2.27      10. T. Rowe Price Associates,    2.01
                                             Inc.

 Fund holdings will vary for other periods.

2

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Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/97                                      CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $24.78         $20.37

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96-10/31/97)        Dividends      Capital Gains      Capital Gains
                            $0.504         $0.077             $0.872

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

[boxed text]
 Average Annual Total Returns
 (As of October 31, 1997)
                             Public
                Net Asset   Offering
 Period          Value       Price*
 Life-of-Fund    16.13%      15.18%
 (7/25/90)
 5 Years          16.82      15.44
 1 Year           30.40      22.92

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[graph]
Growth of $10,000
                        Pioneer       Standard &
                      Equity-Income    Poor's 500
                          Fund*          Index

         7/25/90          9,425         10,000
        10/31/90          8,160          8,597
         4/30/91          9,913         10,794
        10/31/91         11,025         11,477
         4/30/92         11,947         12,311
        10/31/92         12,848         12,616
         4/30/93         14,517         13,446
        10/31/93         15,509         14,494
         4/30/94         15,111         14,162
        10/31/94         15,523         15,055
         4/30/95         16,234         16,628
        10/31/95         18,552         19,023
         4/30/96         20,518         21,639
        10/31/96         21,433         23,593
         4/30/97         23,654         27,073
        10/31/97         27,948         31,168



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3


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Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/97                                      CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $24.63         $20.26

 Distributions per Share    Income         Short-Term         Long-Term
 (10/31/96-10/31/97)        Dividends      Capital Gains      Capital Gains
                            $0.330         $0.077             $0.872

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of October 31, 1997)

                  If        If
 Period          Held    Redeemed*
 Life-of-Fund   19.01%    18.47%
 (4/4/94)
 1 Year          29.35     25.35

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[graph]
Growth of $10,000

                        Pioneer       Standard &
                     Equity-Income    Poor's 500
                         Fund*          Index

          4/4/94         10,000         10,000
         4/30/94         10,343         10,273
         7/31/94         10,666         10,521
        10/31/94         10,593         10,921
         1/31/95         10,436         10,956
         4/30/95         11,036         12,062
         7/31/95         12,072         13,259
        10/31/95         12,575         13,800
         1/31/96         13,678         15,181
         4/30/96         13,854         15,697
         7/31/96         13,330         15,443
        10/31/96         14,416         17,115
         1/31/97         15,614         19,176
         4/30/97         15,846         19,639
         7/31/97         18,565         23,490
        10/31/97         18,346         22,610


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4


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Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/97                                      CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/97       10/31/96
                            $24.61         $20.25

 Distributions per Share   Income         Short-Term         Long-Term
 (10/31/96-10/31/97)       Dividends      Capital Gains      Capital Gains
                           $0.331         $0.077             $0.872

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of October 31, 1997)

                  If        If
 Period          Held    Redeemed*
 Life-of-Fund   19.32%    19.32%
 (1/31/96)
 1 Year         29.32     29.32

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
 (CDSC) applies to investments sold within one year of purchase.


Growth of $10,000

[graph]
                        Pioneer       Standard &
                      Equity-Income    Poor's 500
                          Fund*          Index

         1/31/96         10,000         10,000
         2/29/96          9,938         10,069
         3/31/96         10,066         10,203
         4/30/96         10,133         10,340
         5/31/96         10,149         10,577
         6/30/96         10,118         10,660
         7/31/96          9,745         10,172
         8/31/96          9,901         10,364
         9/30/96         10,237         10,987
        10/31/96         10,534         11,274
        11/30/96         11,153         12,101
        12/31/96         11,027         11,902
         1/31/97         11,405         12,632
         2/28/97         11,663         12,706
         3/31/97         11,234         12,223
         4/30/97         11,575         12,937
         5/31/97         12,251         13,695
         6/30/97         12,757         14,352
         7/31/97         13,563         15,473
         8/31/97         13,231         14,585
         9/30/97         13,977         15,426
        10/31/97         13,622         14,894


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5


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Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97

Dear Shareowner,
-------------------------------------------------------------------------------
The stock market encountered some resistance in the last quarter of Pioneer Equity-Income Fund's fiscal year. A currency crisis in Asia, together with a slowdown in earnings growth for United States-based companies, provided the backdrop for an especially sharp sell-off in October. Nevertheless, for the 12 months as a whole, U.S. stock market returns were well above historical averages. Pioneer Equity-Income Fund also had a very good year.

Over the fiscal year, the Standard & Poor's 500 Index returned 32.10%. The 174 equity-income funds tracked by Lipper Analytical Services returned an average of 27.08%. (Lipper is an independent firm that reports fund performance.) For the same period, your Fund's Class A Shares posted a total return of 30.40% at net asset value, with Class B and Class C Shares returning 29.35% and 29.32%, respectively.

Our conservative approach stood the Fund in particularly good stead during the difficult fourth quarter, when the S&P 500 fell 3.75% and the average equity-income fund dropped 0.99%. Over the same three months, the Fund generated a positive return of 0.68% for Class A Shares and 0.44% for both Class B and C Shares. Throughout the year we also met our objective of providing current income, with the Fund's dividend yield staying above that of the S&P 500 and shareowners receiving a solid stream of dividends.

A Value Perspective in a Strong Market

Any review of long-term stock prices shows they move in saw-tooth patterns rather than in a straight line, both when rising and falling. It would be a short trip to the rest home for anyone who tried to anticipate each zigzag of the market and buy or sell accordingly! Since your Fund's inception in July 1990, our approach has been to keep the portfolio fully invested at all times. Instead of looking only at prices, we focus on the underlying business fundamentals of the companies whose stocks are in the portfolio. As long as these fundamentals - including earnings, finances, industry position and future prospects - are in an uptrend, we will rest easily. On the


6

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Pioneer Equity-Income Fund

other hand, if our analysis identifies a deterioration in the fundamentals we will sell shares, even if other investors appear intent on taking the stock price to still higher levels. That is what we mean by "value" investing.

We are particularly interested in companies where we perceive a quality that is not yet reflected in the price of the stock. For instance, we may see a good prospect for the turnaround of an underperforming division where "the market" appears to see only a slim chance. Or we may notice new and dynamic growth potential somewhere within an otherwise mature company. We also could sense a major new business opportunity for a company, or a favorable turn in the economy or business cycle. Our analysts work every day hunting for situations that offer attractive investment returns over time. That is how we spend our days, rather than "watching the tape" of minute-to-minute changes in stock prices.


Adjusting the Portfolio

We made only a few changes to the portfolio since our last quarterly update. As usual, the additions all reflect our effort to find stocks we believe have the potential to generate above-average appreciation from their current prices. For the fiscal year as a whole, we added 17 new positions to the portfolio while selling 19 holdings. By the close of the period, your Fund contained 89 holdings representing 25 industries. As always, all investments are in U.S. companies, typically high-quality manufacturers and service providers.

The newest holdings include American Home Products, a leader across a broad range of prescription and over-the-counter medications, medical instruments and agricultural chemicals. It has made dividend payments since 1919, and we think it offers good value, despite recent and well-publicized problems with one of its "diet" drugs. Stock of Eastman Kodak was similarly hit hard, although it also has a long record of dividend payments, in this case going back to 1902. A price war in camera film - simultaneous with hefty investments in new digital photography products - severely affected Kodak's earnings stream. Its depressed share price doesn't reflect the prospects we see for Kodak to work its way through these difficulties and emerge a stronger company. Harris is a rare animal -


                                                                               7
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Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/97                            (continued)


a well-established technology company that pays a meaningful dividend. We see compelling earnings growth for the company; it has several interesting specialties, including equipment for radio and television broadcasters, semiconductors for harsh environments (like washing machines and off-shore oil rigs), and office-equipment distribution.

We also added convertible preferred shares of Lomak Petroleum, a small oil-and-gas exploration and production company that has grown through astute acquisitions. You will note the new name for Brooklyn Union Gas, KeySpan Energy, and see that NYNEX was acquired by Bell Atlantic in exchange for stock. Stocks we moved out of the portfolio in recent months include Genuine Parts and New York State Electric & Gas.


The Trail Ahead

One of our watchwords is caution. Even though the stock market has undergone a bit of a sell-off, stock prices are still in uncharted territory. Some customary measures of value are high - price/earnings ratio and price/book-value ratio, for example. Others, such as dividend yield, are low. Investors are understandably confused and, as a result, jittery. We cannot stop the Fund from being buffeted by general market forces, though we typically keep Pioneer Equity-Income Fund's portfolio at the lower end of price/earnings and price/book ratios, and at the upper end of dividend yields. So far, we are encouraged by the portfolio's resilience amid the fast-paced price swings of today's turbulent market. We will continue to make every effort to invest your money prudently and productively. As always, we are grateful for your support.

Respectfully,


/s/ John A. Carey

John A. Carey,
Portfolio Manager

8

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Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 10/31/97


Principal
Amount                                                                 Value
               INVESTMENT IN SECURITIES - 99.8%
               CONVERTIBLE CORPORATE BOND - 0.2%
$1,250,000     Phototronics Inc., 6.0%, 6/01/04                  $  1,304,125
                                                                 ------------
               Total Convertible Corporate Bond
               (Cost $1,250,000)                                 $  1,304,125
                                                                 ------------

Shares
               CONVERTIBLE PREFERRED STOCKS - 1.0%
    15,300     AirTouch Communications Inc., 4.25%, 8/16/16      $    918,000
    61,100     Kmart Financing Corp., 7.75%, 6/15/16                3,478,881
    20,000     Lomak Petroleum Inc., 5.75%, 11/01/27 (144A)         1,007,500
    20,000     Rouse Co., $3.00, 12/31/49 (Series B)                  947,500
                                                                 ------------
               Total Convertible Preferred Stocks
               (Cost $6,120,309)                                 $  6,351,881
                                                                 ------------
               COMMON STOCKS - 98.6%
               Basic Industries - 9.9%
               Chemicals - 5.8%
   179,224     ARCO Chemical Co.                                 $  8,759,573
   161,300     Borden Chemicals & Plastics, L.P.                    1,461,781
   116,000     Dow Chemical Co.                                    10,527,000
   133,000     E.I. du Pont de Nemours and Co.                      7,564,375
   135,000     Eastman Chemical Co.                                 8,049,375
    62,300     Nalco Chemicals                                      2,492,000
                                                                 ------------
                                                                 $ 38,854,104
                                                                 ------------
               Forest Products - 0.6%
    70,700     Mead Corp.                                        $  4,277,350
                                                                 ------------
               Iron & Steel - 1.2%
    13,800     Great Northern Iron Ore Properties                $    928,050
   348,937     Roanoke Electric Steel Corp.                         6,804,271
                                                                 ------------
                                                                 $  7,732,321
                                                                 ------------
               Non-Ferrous Metals - 2.3%
   201,600     Phelps Dodge Corp.                                $ 14,994,000
                                                                 ------------
               Total Basic Industries                            $ 65,857,775
                                                                 ------------

The accompanying notes are an integral part of these financial statements.    9

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Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 10/31/97                                    (continued)


Shares                                                                 Value
            Capital Goods - 4.3%
            Aerospace - 0.2%
  15,000    Lockheed Martin Corp.                                $  1,425,937
                                                                 ------------
            Producer Goods - 4.1%
 506,457    The Gorman-Rupp Co.+                                 $  9,559,376
 206,000    Helix Technology Corp.                                  9,270,000
  67,800    Johnson Controls, Inc.                                  3,042,525
  28,800    Thomas & Betts Corp.                                    1,432,800
 115,200    The Timken Co.                                          3,859,200
                                                                 ------------
                                                                 $ 27,163,901
                                                                 ------------
            Total Capital Goods                                  $ 28,589,838
                                                                 ------------
            Consumer Durables - 5.0%
            Motor Vehicles - 5.0%
 370,300    Chrysler Corp.                                       $ 13,053,075
 463,800    Ford Motor Co.                                         20,262,262
                                                                 ------------
            Total Consumer Durables                              $ 33,315,337
                                                                 ------------
            Consumer Non-Durables - 8.6%
            Agriculture & Food - 4.4%
 125,900    CPC International, Inc.                              $ 12,464,100
  78,000    General Mills, Inc.                                     5,148,000
 157,750    H.J. Heinz Co.                                          7,325,516
  80,000    Sara Lee Corp.                                          4,090,000
                                                                 ------------
                                                                 $ 29,027,616
                                                                 ------------
            Consumer Luxury - 2.0%
 265,600    Cedar Fair, L.P.                                     $ 12,997,800
                                                                 ------------
            Retail Non-Food - 2.2%
 274,000    The May Department Stores Co.                        $ 14,761,750
                                                                 ------------
            Total Consumer Non-Durables                          $ 56,787,166
                                                                 ------------
            Energy - 8.2%
            Oil & Gas Extraction - 7.5%
 158,500    Amoco Corp.                                          $ 14,532,469
 110,000    Atlantic Richfield Co.                                  9,054,375
 147,500    Chevron Corp.                                          12,233,281
  30,000    Exxon Corp.                                             1,843,125
  87,000    Mobil Corp.                                             6,334,687
 120,000    Sonat, Inc.                                             5,512,500
                                                                 ------------
                                                                 $ 49,510,437
                                                                 ------------

10   The accompanying notes are an integral part of these financial statements.

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Pioneer Equity-Income Fund


Shares                                                                Value
            Oil Services - 0.7%
  50,300    Buckeye Partners, L.P.                              $  2,895,394
   1,500    Lakehead Pipe Line Partners, L.P.                         66,375
  43,800    Santa Fe Pacific Pipeline Partners, L.P.               1,976,475
                                                                ------------
                                                                $  4,938,244
                                                                ------------
            Total Energy                                        $ 54,448,681
                                                                ------------
            Financial - 21.2%
            Commercial Banks - 8.3%
 198,300    The Bank of New York Co., Inc.                      $  9,332,494
 127,500    CoreStates Financial Corp.                             9,275,625
 405,000    First Security Corp.                                  11,745,000
 125,000    First Tennessee National Corp.                         7,203,125
  48,000    National City Corp.                                    2,868,000
 211,242    Old Kent Financial Corp.                              13,334,651
  30,000    SouthTrust Corp.                                       1,440,000
                                                                ------------
                                                                $ 55,198,895
                                                                ------------
            Insurance - 8.4%
 188,700    American National Insurance Co.                     $ 18,115,200
 170,100    Chubb Corp.                                           11,269,125
 102,900    HSB Group, Inc.                                        5,370,094
 240,500    Safeco Corp.                                          11,453,812
 113,100    St. Paul Companies, Inc.                               9,040,931
                                                                ------------
                                                                $ 55,249,162
                                                                ------------
            Investment Bank/Brokerage - 3.2%
 116,300    Alliance Capital Management, L.P.                   $  3,990,544
 113,800    Eaton Vance Corp. (Non-voting)                         4,096,800
 201,000    T. Rowe Price Associates, Inc.                        13,316,250
                                                                ------------
                                                                $ 21,403,594
                                                                ------------
            Real Estate - 1.3%
 311,523    The Rouse Co.                                       $  8,644,763
                                                                ------------
            Total Financial                                     $140,496,414
                                                                ------------
            Services - 10.2%
            Pharmaceuticals - 9.4%
 178,300    Abbott Laboratories                                 $ 10,932,019
  40,000    American Home Products Corp.                           2,965,000
 100,000    Bristol-Myers Squibb Co.                               8,775,000

The accompanying notes are an integral part of these financial statements.   11

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Pioneer Equity-Income Fund
SCHEDULE OF INVESTMENTS 10/31/97                                    (continued)


Shares                                                                 Value

            Pharmaceuticals - (continued)
 510,800    Schering-Plough Corp.                                $ 28,636,725
  80,000    Warner-Lambert Co.                                     11,455,000
                                                                 ------------
                                                                 $ 62,763,744
                                                                 ------------
            Publishing - 0.8%
  80,000    The McGraw-Hill Co., Inc.                            $  5,230,000
                                                                 ------------
            Total Services                                       $ 67,993,744
                                                                 ------------
            Technology - 5.1%
            Business Machines - 2.8%
 136,150    Diebold, Inc.                                        $  6,007,619
 200,600    Hewlett-Packard Co.                                    12,374,513
                                                                 ------------
                                                                 $ 18,382,132
                                                                 ------------
            Electronics - 0.4%
  60,000    Harris Corp.                                         $  2,617,500
                                                                 ------------
            Photography/Imaging - 1.9%
 210,000    Eastman Kodak Co.                                    $ 12,573,750
                                                                 ------------
            Total Technology                                     $ 33,573,382
                                                                 ------------
            Utilities - 26.1%
            Electric Utility - 6.1%
 296,200    Allegheny Power Systems, Inc.                        $  8,367,650
 216,500    Baltimore Gas & Electric Co.                            5,940,219
 131,400    Dominion Resources, Inc.                                4,886,437
 180,300    DPL, Inc.                                               4,473,694
 200,000    DQE, Inc.                                               6,187,500
 134,100    DTE Energy Co.                                          4,123,575
 215,000    Kansas City Power & Light Co.                           6,302,188
                                                                 ------------
                                                                 $ 40,281,263
                                                                 ------------
            Gas Utility - 6.3%
 170,750    Consolidated Natural Gas Co.                         $  9,231,172
  95,000    El Paso Natural Gas Co.                                 5,694,063
  60,000    Equitable Resources, Inc.                               1,908,750
 110,950    Indiana Energy, Inc.                                    3,169,009
 116,700    KeySpan Energy Corp.                                    3,624,994
 171,500    NICOR, Inc.                                             6,613,469
  12,500    Peoples Energy Corp.                                      446,875

12   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund


Shares                                                                 Value

            Gas Utility - (continued)
116,000     Public Service Co. of North Carolina, Inc.           $  2,334,500
223,300     Questar Corp.                                           8,624,963
                                                                 ------------
                                                                 $ 41,647,795
                                                                 ------------
            Utility-Other - 0.5%
150,400     American Water Works Co., Inc.                       $  3,402,800
                                                                 ------------
            Telecommunications - 13.2%
275,500     Aliant Communications Inc.                           $  7,059,687
227,000     Ameritech Corp.                                        14,755,000
156,712     Bell Atlantic Corp.                                    12,517,371
163,200     BellSouth Corp.                                         7,721,400
275,700     GTE Corp.                                              11,700,019
283,000     SBC Communications, Inc.                               18,005,875
125,000     Sprint Corp.                                            6,500,000
239,877     U.S. West Communication Group                           9,550,103
                                                                 ------------
                                                                 $ 87,809,455
                                                                 ------------
            Total Utilities                                      $173,141,313
                                                                 ------------
            Total Common Stocks
            (Cost $478,065,646)                                  $654,203,650
                                                                 ------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $485,435,955)                                  $661,859,656
                                                                 ------------

Principal
Amount
               TEMPORARY CASH INVESTMENT - 0.2%
               Commercial Paper - 0.2%
$1,533,000     Household Finance Corp., 5.68%, 11/03/97          $  1,533,000
                                                                 ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $1,533,000)                                 $  1,533,000
                                                                 ------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $486,968,955) (a)                           $663,392,656
                                                                 ------------

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 1997, the value of these securities amounted to $1,007,500 or 0.2% of total net assets.


The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 10/31/97                                    (continued)

(a) At October 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $484,802,403 was as follows:


 Aggregate gross unrealized gain for all investments in which
   there is an excess of value over tax cost                      $180,040,835
 Aggregate gross unrealized loss for all investments in which
   there is an excess of tax cost over value                        (1,450,582)
                                                                  ------------
 Net unrealized gain                                              $178,590,253
                                                                  ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1997 aggregated $153,923,772 and $102,238,546, respectively.

14   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

BALANCE SHEET 10/31/97


ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $1,533,000) (cost $486,968,955)                          $663,392,656
  Cash                                                                   333
  Receivables -
   Fund shares sold                                                2,506,019
   Dividends and interest                                          1,588,149
  Other                                                                9,043
                                                                ------------
    Total assets                                                $667,496,200
                                                                ------------
LIABILITIES:
  Payables -
   Investment securities purchased                              $    108,750
   Fund shares repurchased                                           531,070
  Due to affiliates                                                  742,546
  Accrued expenses                                                   129,666
                                                                ------------
    Total liabilities                                           $  1,512,032
                                                                ------------
NET ASSETS:
  Paid-in capital                                               $468,426,439
  Accumulated undistributed net investment income                  2,166,552
  Accumulated undistributed net realized gain on investments      18,967,476
  Net unrealized gain on investments                             176,423,701
                                                                ------------
    Total net assets                                            $665,984,168
                                                                ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $452,300,165/18,255,857 shares)             $      24.78
                                                                ------------
  Class B (based on $201,359,506/8,173,793 shares)              $      24.63
                                                                ------------
  Class C (based on $12,324,497/500,746 shares)                 $      24.61
                                                                ------------
MAXIMUM OFFERING PRICE:
  Class A                                                       $      26.29
                                                                ------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Equity-Income Fund

STATEMENT OF OPERATIONS

For the Year Ended 10/31/97


INVESTMENT INCOME:
  Dividends                                       $18,932,158
  Interest                                            146,157
                                                  -----------
    Total investment income                                      $ 19,078,315
                                                                 ------------
EXPENSES:
  Management fees                                 $ 3,512,705
  Transfer agent fees
   Class A                                            703,508
   Class B                                            320,830
   Class C                                             20,147
  Distribution fees
   Class A                                            975,660
   Class B                                          1,690,659
   Class C                                             81,441
  Accounting                                           67,466
  Custodian fees                                       68,934
  Registration fees                                   138,207
  Professional fees                                    53,956
  Printing                                             50,210
  Fees and expenses of nonaffiliated trustees          20,969
  Miscellaneous                                        43,139
                                                  -----------
    Total expenses                                               $  7,747,831
    Less fees paid indirectly                                         (67,110)
                                                                 ------------
    Net expenses                                                 $  7,680,721
                                                                 ------------
     Net investment income                                       $ 11,397,594
                                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                               $ 19,772,281
  Change in net unrealized gain on investments                    116,333,355
                                                                 ------------
   Net gain on investments                                       $136,105,636
                                                                 ------------
   Net increase in net assets resulting from operations          $147,503,230
                                                                 ------------


16   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 10/31/97 and 10/31/96


                                                            Year Ended         Year Ended
FROM OPERATIONS:                                             10/31/97           10/31/96
Net investment income                                      $  11,397,594       $ 10,806,157
Net realized gain on investments                              19,772,281         22,257,590
Change in net unrealized gain on investments                 116,333,355         21,475,903
                                                           -------------       ------------
  Net increase in net assets resulting from operations     $ 147,503,230       $ 54,539,650
                                                           -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.50 and $0.50 per share, respectively)        $  (8,790,651)      $ (7,706,730)
  Class B ($0.33 and $0.38 per share, respectively)           (2,466,847)        (2,015,151)
  Class C ($0.33 and $0.27 per share, respectively)             (116,752)           (28,635)
Net realized gain:
  Class A ($0.95 and $0.14 per share, respectively)          (15,676,400)        (2,023,143)
  Class B ($0.95 and $0.14 per share, respectively)           (6,437,316)          (557,724)
  Class C ($0.95 and $0.00 per share, respectively)             (212,007)                 -
                                                           -------------       ------------
   Total distributions to shareholders                     $ (33,699,973)      $(12,331,383)
                                                           -------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 149,366,290       $199,692,732
Reinvestment of distributions                                 31,076,966         11,274,526
Cost of shares repurchased                                  (103,447,399)       (88,404,621)
                                                           -------------       ------------
  Net increase in net assets resulting from fund
    share transactions                                     $  76,995,857       $122,562,637
                                                           -------------       ------------
  Net increase in net assets                               $ 190,799,114       $164,770,904
NET ASSETS:
Beginning of year                                            475,185,054        310,414,150
                                                           -------------       ------------
End of year (including accumulated undistributed net
  investment income of $2,166,552 and $1,465,184,
  respectively)                                            $ 665,984,168       $475,185,054
                                                           -------------       ------------


CLASS A                           '97 Shares      '97 Amount      '96 Shares     '96 Amount
Shares sold                        3,879,341     $ 87,709,414      5,764,800     $112,159,968
Reinvestment of distributions      1,117,055       22,915,378        462,438        8,968,423
Less shares repurchased           (3,257,004)     (73,268,206)    (3,433,149)     (66,861,714)
                                  ----------     ------------     ----------     ------------
  Net increase                     1,739,392     $ 37,356,586      2,794,089     $ 54,266,677
                                  ----------     ------------     ----------     ------------
CLASS B
Shares sold                        2,439,283     $ 54,427,605      4,304,163     $ 83,465,277
Reinvestment of distributions        391,406        7,922,751        118,318        2,285,275
Less shares repurchased           (1,304,045)     (29,250,894)    (1,104,135)     (21,455,557)
                                  ----------     ------------     ----------     ------------
  Net increase                     1,526,644     $ 33,099,462      3,318,346     $ 64,294,995
                                  ----------     ------------     ----------     ------------
CLASS C*
Shares sold                          325,018     $  7,229,271        208,040     $  4,067,487
Reinvestment of distributions         11,617          238,837          1,066           20,828
Less shares repurchased              (40,498)        (928,299)        (4,497)         (87,350)
                                  ----------     ------------     ----------     ------------
  Net increase                       296,137     $  6,539,809        204,609     $  4,000,965
                                  ----------     ------------     ----------     ------------

* Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/97


                                                        Year Ended     Year Ended  Year Ended   Year Ended   Year Ended
                                                         10/31/97       10/31/96    10/31/95     10/31/94     10/31/93
CLASS A

Net asset value, beginning of year                       $20.37        $18.22       $  16.16     $  16.92     $  14.56
                                                         -------       -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                   $ 0.50        $ 0.55       $   0.54     $   0.55     $   0.50
 Net realized and unrealized gain (loss) on
 investments                                               5.36          2.24           2.45        (0.54)        2.46
                                                         -------       -------      --------     --------     --------
  Net increase from investment operations                $ 5.86        $ 2.79       $   2.99     $   0.01     $   2.96
Distributions to shareholders:
 Net investment income                                    (0.50)       (0.50)          (0.53)       (0.54)       (0.50)
 Net realized gain                                        (0.95)       (0.14)          (0.40)       (0.23)       (0.10)
                                                         --------      --------     --------     --------     --------
Net increase (decrease) in net asset value               $ 4.41        $ 2.15       $   2.06     $  (0.76)    $   2.36
                                                         --------      --------     --------     --------     --------
Net asset value, end of year                             $24.78        $20.37       $  18.22     $  16.16     $  16.92
                                                         --------      --------     --------     --------     --------
Total return*                                             30.40%        15.53%         19.51%        0.09%       20.71%
Ratio of net expenses to average net assets                1.11%+        1.19%+         1.29%+       1.24%        1.33%
Ratio of net investment income to average net assets       2.22%+        2.85%+         3.26%+       3.43%        3.20%
Portfolio turnover rate                                      18%           47%            13%          27%          14%
Average commission rate paid(1)                        $ 0.0583      $ 0.0585              -            -            -
Net assets, end of year (in thousands)                 $452,300      $336,384       $249,981     $175,943     $143,025
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                              1.10%         1.18%          1.27%           -            -
 Net investment income                                     2.23%         2.86%          3.28%           -            -


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +   Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/97

                                                          Year Ended       Year Ended      Year Ended     4/4/94 to
                                                           10/31/97         10/31/96         10/31/95      10/31/94
CLASS B
Net asset value, beginning of period                       $ 20.26          $ 18.15         $ 16.14        $ 15.46
                                                           --------         --------        -------        -------
Increase from investment operations:
 Net investment income                                     $  0.33          $  0.41         $  0.45        $  0.21
 Net realized and unrealized gain on investments              5.32             2.22            2.41           0.71
                                                           --------         --------        -------        -------
  Net increase from investment operations                  $  5.65          $  2.63         $  2.86        $  0.92
Distributions to shareholders:
 Net investment income                                       (0.33)           (0.38)          (0.45)         (0.21)
 In excess of net investment income                              -                -               -          (0.03)
 Net realized gain                                           (0.95)           (0.14)          (0.40)             -
                                                          ---------        ---------         -------        -------
Net increase in net asset value                            $  4.37          $  2.11         $  2.01        $  0.68
                                                          ---------        ---------         -------        -------
Net asset value, end of period                             $ 24.63          $ 20.26         $ 18.15        $ 16.14
                                                          ---------        ---------         -------        -------
Total return*                                                29.35%           14.70%          18.64%          5.93%
Ratio of net expenses to average net assets                   1.88%+           1.95%+          2.02%+         1.92%**
Ratio of net investment income to average net assets          1.45%+           2.06%+          2.35%+         2.35%**
Portfolio turnover rate                                         18%              47%             13%            27%
Average commission rate paid(1)                           $ 0.0583         $ 0.0585               -              -
Net assets, end of period (in thousands)                  $201,360         $134,657         $60,433        $12,663
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.87%            1.94%           1.98%             -
 Net investment income                                        1.46%            2.07%           2.39%             -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+ Ratios assuming no reduction for fees paid indirectly. (1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/97


                                                          Year Ended       1/31/96 to
                                                          10/31/97          10/31/96
CLASS C
Net asset value, beginning of period                      $ 20.25          $  19.49
                                                          ---------        ---------
Increase from investment operations:
 Net investment income                                    $  0.32          $   0.27
 Net realized and unrealized gain on investments             5.32              0.76
                                                          ---------        ---------
  Net increase from investment operations                 $  5.64          $   1.03
Distributions to shareholders:
 Net investment income                                      (0.33)            (0.27)
 Net realized gain                                          (0.95)                -
                                                          ---------        ----------
Net increase in net asset value                           $  4.36          $   0.76
                                                          ---------        ----------
Net asset value, end of period                            $ 24.61          $  20.25
                                                          ---------        ----------
Total return*                                               29.32%             5.34%
Ratio of net expenses to average net assets                  1.93%+            1.98%**+
Ratio of net investment income to average net assets         1.35%+            1.91%**+
Portfolio turnover rate                                        18%               47%
Average commission rate paid(1)                           $0.0583           $0.0585
Net assets, end of period (in thousands)                  $12,324           $ 4,144
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.91%             1.94%**
 Net investment income                                       1.37%             1.95%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 10/31/97

1.  Organization and Significant Accounting Policies

Pioneer Equity-Income Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 10/31/97                              (continued)

  that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At October 31, 1997, the Fund reclassified $678,024 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  In order to comply with federal income tax regulations, the Fund has designated $17,353,595 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $287,215 in underwriting commissions on the sale of fund shares during the year ended October 31, 1997.


D. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3).
  Income, common expenses and realized and unrealized

Pioneer Equity-Income Fund


  gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2.  Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of excess over $1 billion.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1997, $353,771 was payable to PMC related to management fees and certain other services.


3.  Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $107,891 in transfer agent fees payable to PSC at October 31, 1997.


4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $280,884 in distribution fees payable to PFD at October 31, 1997.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 10/31/97                              (continued)

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0% , based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% . Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1997, CDSCs in the amount of $320,537 were paid to PFD.


5.  Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $67,110 under such arrangements.


6.  Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1997:


Affiliates             Purchases    Sales      Income      Value
--------------------- ----------- ---------- ---------- -----------
The Gorman-Rupp Co.    $   -       $653,686   $290,630   $9,559,376

Pioneer Equity-Income Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Equity-Income Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund (one of the portfolios constituting Pioneer Growth Trust) as of October 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund (of Pioneer Growth Trust) as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 3, 1997

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

Pioneer Equity-Income Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                           Officers
John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
Mary K. Bush                        President
Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice President
Margaret B.W. Graham               John A. Carey, Vice President
John W. Kendrick                   William H. Keough, Treasurer
Marguerite A. Piret                Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

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


THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
                                      Pioneer Intermediate Tax-Free Fund
Pioneer World Equity Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II





*Offers Class A and B Shares only

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

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan
Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.


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



Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

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

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


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 60 State Street                                                  1297 - 4646
 Boston, Massachusetts 02109              (C) Pioneer Funds Distributor, Inc.
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